Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024
Income taxes
9. Income taxes
For the years ended June 30, 2024, and 2023, the Company did not record a provision for deferred income taxes due to a full valuation allowance against the deferred tax assets.
Significant components of the Company’s deferred tax assets and deferred tax liabilities are shown below:

	June 30, 2024 $	June 30, 2023 $
Deferred tax assets:
Non-capital losses carried forward	27,911	29,204
Stock-based compensation	1,149	982
Capital losses carried forward	—	18
Financing costs	—	326
Bonus - compensation	375	37
Scientific research and development	806	895
Scientific research and development – Investment Tax Credits (“ITC”)	685	769
Capitalized research and development expenses	604	265

	31,530	32,496
Deferred tax liabilities:
Scientific research and development – ITC	(114)	(127)
Fixed Assets	(71)	—

	31,345	32,369
Valuation allowance	(31,345)	(32,369)

Net future tax assets	—	—

The income tax benefit of these tax attributes has not been recorded in these consolidated financial statements because of the uncertainty of their recovery. The Company’s effective income tax rate differs from the statutory income tax rate of 21% (2023 – 21%).
The differences arise from the following items:

	June 30, 2024 $	June 30, 2023 $
Tax recovery at statutory income tax rates	(1,747)	(3,076)
Permanent differences	389	(1,095)
Rate change	(17)	—
Effect of rate differentials between jurisdictions	(110)	(127)
Effect of foreign exchange rates	441	66
Scientific research and development – ITC	—	(61)
Adjustment to prior year’s provision versus statutory tax returns	2,075	(106)
Other	(7)	13
Change in valuation allowance	(1,024)	4,386

Current income tax expense	—	—

The Company does not have any current income tax expense for the year ended June 30, 2024, as there was a taxable loss for this period. The components of the Company’s loss before income taxes for the year ended June 30, 2024, were allocated as follows: $6,500 in the U.S. and $1,800 in Canada. As of June 30, 2024, the Company had combined U.S. and Canadian net operating loss (“NOL”) carryforwards of $109,300 (2023 – $109,300). The U.S. federal NOL carryforwards consist of $15,800 generated before July 1, 2018, which begin expiring on June 30, 2028, and $33,600 that can be carried forward indefinitely, but are subject to the annual 80% taxable income limitation. The Canadian NOL carryforwards of $59,900 begin expiring in 2030. In addition, the Company has non-refundable
Canadian federal investment tax credits of $421 (2023 - $470) that expire between 2031 and 2042 and non-refundable
British Columbia investment tax credits of $264 (2023 – $299) that expire between 2024 and 2032. The Company also has Canadian scientific research and development tax incentives of $3,100 (2023 – $3,300) that do not expire.
The Company files U.S. federal, state, and Canadian income tax returns with varying statutes of limitations. For U.S. federal income tax purposes, the tax years ending June 30, 2021, to June 30, 2023, remain open to federal examination and the state income tax years ending June 30, 2020 to June 30, 2023 remain open to state examination. Under Internal Revenue Code (“IRC”) section 7602(a), the IRS may redetermine NOLs generated in closed tax years if these NOLs are applied to an open tax year. For Canadian income tax purposes, the calendar tax years from
2020 to 2023
remain open to examination. The Company currently is not under examination by any tax authority.
IRC sections 382 and 383 place a limitation on the amount of taxable income that can be offset by NOL and credit carryforwards after a change in control (generally greater than 50% change in ownership within a three-year period) of a loss corporation. Generally, after a change in control, a loss corporation cannot deduct NOL and credit carryforwards in excess of the IRC section 382 and 383 limitations. The limitation in the federal and state NOL and research and development credit carryforwards do not impact the deferred tax assets but note that the deferred tax assets are offset by a full valuation allowance. The limitation can result in the expiration of the NOLs and research and development credit carryforwards available. The Company has performed an IRC section 382 and 383 analysis and determined there was an ownership change in 2013. The Company has not performed any IRC section 382 and 383 analyses since 2013. An assessed change in ownership subsequent to 2013 could limit future use of NOL and research and development credit carryforwards. The acquisition of Adgero Biopharmaceuticals Holdings, Inc. also triggers IRC section 382 on the pre-acquisition
NOLs. An analysis for IRC section 382 has not been performed at this time on the pre-acquisition
NOLs.

TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]
Income taxes
Note
9-Income
taxes
Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are provided if based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, including its net operating losses. Based on its history of operating losses, the Company believes that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of June 30, 2025, and December 31, 2024.

Note
11-Income
taxes
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting which will be either taxable or deductible when the assets or liabilities are recovered or settled.
The components of the provision for income taxes are as follows:

	2024	2023
Current provision
Federal	—	—
State	3,768	—

Total current provision	3,768	—

Deferred provision
Federal	—	—
State	—	—

Total current provision	—	—

Total provision for income taxes	3,768	—

For the years ended December 31, 2024 and 2023, the loss before income taxes was $21.7 million and $29.3 million, respectively. The Company had an effective tax rate of
-0.02%
and 0.00% for the years ended December 31, 2024 and 2023, respectively. The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2024 and 2023 were as follows

	2024	2023
U.S. statutory rate	21.00%	21.00%
State taxes, net of federal	4.33%	4.35%
Change in valuation allowance	1.65%	-26.72%
Return to provision - 2023 Tax Free Reorganization	-18.89%	0.00%
Return to provision—Other	-0.46%	0.00%
R&D Credit	-1.65%	1.22%
Other permanent differences	-6.00%	0.15%

Effective tax rate	-0.02%	0.00%

The Company made an acquisition in 2023. The transaction was complex and when preparing the tax provision for the year ended December 31, 2023, the Company made the assumption that the acquisition was taxable asset acquisition for US federal income tax purposes when preparing its initial estimates. The Company booked a deferred tax asset for the intangible tax basis assumed to be acquired in a deemed asset acquisition of $16.2 million which would have been amortized over the next 15 years. After further analysis of the complex transaction, it was determined that the acquisition met the criteria of a tax free reorganization under Section 368(a) and was not a taxable asset acquisition. Therefore, the Company filed its 2023 income tax returns to correctly reflect the acquisition as a tax free reorganization and the temporary book-to-tax
difference for intangible tax basis estimate was reclassified a permanent adjustment of $16.1 million (net of carryover tax basis). This resulted in a
-18.89%
impact to the Company’s effective tax rate for the tax year ended December 31, 2024.

The components for the Company’s deferred tax assets and liabilities as of December 31, 2024 and 2023, were as follows:

	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$25,098,126	$11,143,664
Stock compensation expense	2,467,541	589,118
Accrued payroll	294,420	358,732
Section 174 R&D	6,172,416	3,505,667
Intangible assets	26,272	3,909,369
Lease liability	51,334	5,277
Depreciation	94,926	46,960
Capital loss carryforward	10,889,722	—
R&D credits	1,451,300	1,808,131

Total gross deferred tax assets	$46,546,057	$21,366,918
Less valuation allowance	(46,494,883)	(21,301,471)

Net deferred tax assets	$51,174	$65,447

Deferred tax liabilities
Debt discount	$—	$(60,170)
Accrued expense	(697)	—
ROU asset	(50,477)	(5,277)

Total deferred tax liabilities	$(51,174)	$(65,447)

Total deferred tax assets / (liabilities)	$—	$—

The Company has Federal and State net operating loss (“NOLs”) carryforwards of approximately $102.8 million and $69.1 million, respectively, as of December 31, 2024 and 2023. $33.3 million in federal NOLs were generated in tax years beginning prior to January 1, 2018 and can be deducted at 100% of income, some of these NOLs start to expire in 2025. The remaining Federal NOLs of $69.5 million were generated in tax years beginning on or after January 1, 2018 and have an infinite carryforward period but are subject to 80% deduction limitation based upon pre-NOL
deduction taxable income. State NOLs generated have various expiration rules and dates with the first amount of NOLs expiring in 2025.
The utilization of the Company’s net operating loss carryforwards and research tax credit carryovers could be subject to annual limitations under Section 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), and similar state tax provisions, due to ownership change limitations that may have occurred previously or that could occur in the future. These ownership changes limit the amount of net operating loss carryforwards and other deferred tax assets that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383 of the Code, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percent points over a three-year period.
The acquisition of Kintara by TuHURA Delaware caused an ownership change with respect to the Kintara net operating losses. The Company is in the process of determining what the Section 382 limitation is with respect to the Kintara net operating losses for this ownership change and any prior ownership changes that will limit the Company’s ability to utilize the net operating losses under Section 382. The Company may also make an election to forgo the acquisition of a certain amount of these net operating losses. Since there is a full valuation allowance against the net operating losses, the Company will keep the gross amount of net operating losses with a full valuation allowance until a future date when it is relevant and the Company can better assess the gross amount of Kintara net operating losses that are available subject to Section 382. Due to the full valuation allowance, a Section 382 Analysis is not relevant at this time.
The Company has not completed an analysis of an ownership change under Section 382 of the Code with respect to TuHURA Delaware. The Company understands due to multiple rounds of financing and debt conversions to equity, there may have been an ownership change under Section 382. The Company plans to perform a Section 382 Analysis in the future when it is relevant. Due to the full valuation allowance, a Section 382 Analysis is not relevant at this time.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2024 and 2023.
There was income tax expense for the years ended December 31, 2024 and 2023 of $3,768 and $0, respectively.